Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents [abstract]
Cash and cash equivalents
20 Cash and cash equivalents

		2021 US$m	2020 US$m
Cash at bank and in hand		1,344	1,150
Money market funds, reverse repurchase agreements and other cash equivalents(a)		11,463	9,231
Balance per Group balance sheet		12,807	10,381
Bank overdrafts repayable on demand (unsecured)	21	(2)	—
Balance per Group cash flow statement		12,805	10,381
(a)We continue to purchase securities under resale agreements (“reverse repurchase agreements”). At 31 December 2021 we held US$4,520 million (2020: US$1,200 million) of reverse repurchase agreements, measured at amortised cost and reported within cash and cash equivalents as they are highly liquid products maturing within three months. We accepted collateral of investment grade quality in respect of these reverse repurchase agreements, with a fair value of US$4,638 million as at 31 December 2021 (2020: US$1,260 million). Collateral is not recognised on our balance sheet and in the event of the counterparty's default we would be able to sell it.

Restricted cash and cash equivalent analysis
Cash and cash equivalents of US$235 million (2020: US$295 million) are held in countries where there are restrictions on remittances. Of this balance, US$165 million (2020: US$238 million) could be used to repay subsidiaries’ third-party borrowings.
There are also restrictions on a further US$981 million (2020: US$1,422 million) of cash and cash equivalents, the majority of which is held by partially owned subsidiaries and is not available for use in the wider Group due to legal and contractual restrictions currently in place. Of this balance US$752 million (2020: US$1,215 million) could be used to repay these subsidiaries’ third-party borrowings.